UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2009

VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-33606	98-0501001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
19 Par-La-Ville Road, Hamilton, HM 11 Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 278-9000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On May 14, 2009, Validus Holdings, Ltd. issued two press releases. The press releases are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2 and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release, dated May 14, 2009, entitled “Validus Comments on Bermuda Court Proceedings.”

99.2	Press Release, dated May 14, 2009, entitled “Validus Submits Application to Bermuda Court for Scheme of Arrangement.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 14, 2009

VALIDUS HOLDINGS, LTD. (Registrant)
By:	/s/ C. Jerome Dill
	Name:	C. Jerome Dill
	Title:	Executive Vice President & General Counsel